EXHIBIT 10.4(d)

WAIVER AND CONSENT

This Waiver and Consent ("Waiver") is made as of October 6, 2004, by and among NATIONAL BEEF PACKING COMPANY, LLC, a Delaware limited liability company, successor by conversion to Farmland National Beef Packing Company, L.P., a Delaware limited partnership (the "Borrower"), U.S. BANK NATIONAL ASSOCIATION, a national banking association ("U.S. Bank"), in its capacity as Agent for the Lenders (in such capacity, the "Agent") and as one of the Lenders, and the other financial institutions signatory hereto (together with U.S. Bank, being at least the Required Lenders).

RECITAL

This Waiver is made with respect to the Third Amended and Restated Credit Agreement made as of August 6, 2003 (as amended, modified, supplemented, renewed or restated from time to time, the "Agreement").  Capitalized terms that are not defined in this Waiver shall have the meanings assigned to them in the Agreement.  A Matured Default has occurred.  The Borrower has requested that the Lenders waive the Matured Default.

NOW, THEREFORE, in consideration of the foregoing and of the terms and conditions contained herein, and of any loans or extensions of credit or other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower, the parties agree as follows:

1.         As of the fiscal quarter ended August 28, 2004, Borrower's four-quarter rolling EBITDA of $89,400,653 was less than the $92,000,000 four-quarter rolling EBITDA required under Section 9.6(c) of the Agreement.  This resulted in the occurrence of a Matured Default when the failure to comply with said Section 9.6(c) was not cured within the thirty-day grace period following August 28, 2004.  This Matured Default is referred to in this Waiver as the "Subject Matured Default".  The Lenders hereby consent to the Subject Matured Default and waive their rights powers and remedies with respect to the Subject Matured Default.  Notwithstanding the foregoing consent and waiver, it is expressly understood and agreed that the Lenders shall have the right at all times hereafter to require strict performance by Borrower of all terms of the Agreement or any other Financing Document, including without limitation, the terms of Section 9.6(c) of the Agreement, that the Lenders do not waive, affect or diminish any right, power or remedy of the Lenders under the Agreement or any other Financing Document except as expressly set forth herein with respect to the Subject Matured Default and that except as expressly set forth herein with respect to the Subject Matured Default, the Agreement and each other Financing Document shall continue in full force and effect in accordance with their respective terms.

2.         This Waiver may be executed in several counterparts, each of which shall be construed together as one original.  Facsimile signatures on this Waiver shall be considered as original signatures.

{SIGNATURE PAGES TO FOLLOW}

IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Consent as of the day and year first herein above written.

NATIONAL BEEF PACKING
COMPANY, LLC

By: /s/ Jay Nielsen
Its: Chief Financial Officer

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Alan V. Schuler
Its: Senior Vice President

COBANK, ACB

By: /s/ Jeff Liggett
Its: Vice President

COÖPERATIEVE CENTRALE
RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK
INTERNATIONAL", NEW YORK
BRANCH

By: /s/ D. Shane Bownds Its: Vice President	By: /s/ Rebecca O. Morrow Its: Executive Director

FARM CREDIT SERVICES OF
MINNESOTA VALLEY, PCA, DBA FCS
COMMERCIAL FINANCE GROUP

By: /s/ Lisa Caswell
Its: Commercial Loan Officer

AGFIRST FARM CREDIT BANK

By: /s/ Bruce B. Fortner
Its: Vice President

{SIGNATURE PAGE TO WAIVER AND CONSENT / October 6, 2004}

AMARILLO NATIONAL BANK

By: /s/ Leonard Herrington
Its: Vice President

U.S. AGBANK, FCB F/K/A
FARM CREDIT BANK OF WICHITA,
AS DISCLOSED AGENT

By: /s/ Greg Sommerhalder
Its: Vice President

FARM CREDIT SERVICES OF
AMERICA, PCA

By: /s/ Bruce Rouse
Its: Vice President

FIRST NATIONAL BANK OF OMAHA

By: /s/ Wade H. Horton
Its: Vice President

ING CAPITAL LLC

By: __________________________
Its: __________________________

{SIGNATURE PAGE TO WAIVER AND CONSENT / October 6, 2004}

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